Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS ESG Global Bond Fund

Kelly L. Beam and Christopher J. Munshower have been added as portfolio managers of the fund and are responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS ESG Global Bond Fund in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Kelly L. Beam and Christopher J. Munshower is provided as of April 30, 2023.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Kelly L. Beam	$0	$0
Christopher J. Munshower	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kelly L. Beam	3	$984,905,738	0	$0
Christopher J. Munshower	1	$292,750,361	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Kelly L. Beam	0	$0	0	$0
Christopher J. Munshower	3	$1,163,334,188	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Kelly L. Beam	21	$5,212,451,238	0	$0
Christopher J. Munshower	5	$1,685,761,594	0	$0

June 27, 2023

SAISTKR23-15

Please Retain This Supplement for Future Reference

June 27, 2023

SAISTKR23-15